                                  EXHIBIT 4.1

                                [FIREPOND LOGO]
   COMMON                                                          COMMON
                                 FIREPOND, INC.
THIS CERTIFICATE
IS TRANSFERABLE IN      INCORPORATED UNDER THE LAWS OF THE       SEE REVERSE
CANTON, MA, JERSEY             STATE OF DELAWARE                 FOR CERTAIN
CITY, NJ OR NEW                                                  DEFINITIONS
YORK, NY
                                                               CUSIP 318224 20 1

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[This Certifies that                                                           ]
[                                                                              ]
[                                                                              ]
[                                                                              ]
[                                                                              ]
[                                                                              ]
[is the owner of                                                               ]
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE, OF

----------------------------------FIREPOND, INC.-------------------------------

transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:
                                  FIREPOND, INC.
          /s/ Susan W. Ledoux       CORPORATE          /s/ Klaus P. Besier
          TREASURER AND CHIEF         SEAL             PRESIDENT AND CHIEF
          FINANCIAL OFFICER           1999             EXECUTIVE OFFICER
                                     DELAWARE

     COUNTERSIGNED AND REGISTERED:
          EquiServe Trust Company, N.A.

          TRANSFER AGENT AND REGISTRAR

      By: /s/ Stephen Cesso
          AUTHORIZED OFFICER
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                                 FIREPOND, INC.

     The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Certificate of Incorporation, as amended from time to time.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full, according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -            Custodian
                    ----------           ----------
                      (Cust)               (Minor)

                    under Uniform Gifts to Minors

                    Act
                        ---------------------------
                                  (State)

UNIF TRF MIN ACT -             Custodian (until age          )
                    ----------                      ---------

                               under Uniform Transfers
                    ----------
                      (Minor)

                    to Minors Act
                                  -------------------
                                       (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                         hereby sells, assigns and
                         ----------------------
transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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     -------------------------------------------------------------------- Shares
     of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


     ------------------------------------------------------------------ Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


     Dated
           --------------------------------


                                           X
                                             ---------------------------------

                                           X
                                             ---------------------------------
                                             THE SIGNATURE(S) TO THE ASSIGNMENT
                                     NOTICE: MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.



     Signature(s) Guaranteed:
                              ----------------------------------------
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                              AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                              AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                              APPROVED SIGNATURE GUARANTEE MEDALLION
                              PROGRAM), PURSUANT TO 8.E.C. RULE 17ad-15.